EXHIBIT 99.1

                              DERMA SCIENCES, INC.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                                  JUNE 30, 1998
                                   (UNAUDITED)

                                    ASSETS

                                                          DERMA         GENETIC      PRO FORMA      COMBINED
                                                        SCIENCES          LABS      ADJUSTMENTS     PRO FORMA
                                                     ------------    ------------   -----------   ------------
 Current Assets
   Cash and cash equivalents                         $  1,627,402    $    360,501   $      --     $  1,987,903
   Accounts receivable, net                               712,499         380,582          --        1,093,081
   Securities subscriptions receivable                  3,515,000            --            --        3,515,000
   Inventory                                              587,772         608,781          --        1,196,553
   Prepaid expenses and other current assets              323,886          71,384          --          395,270
                                                     ------------    ------------   -----------   ------------
      Total Current Assets                              6,766,559       1,421,248          --        8,187,807

Property and equipment, net                               122,557         120,840          --          243,397

Other assets, net                                         403,686          14,052          --          417,738
                                                     ------------    ------------   -----------   ------------
        Total Assets                                 $  7,292,802    $  1,556,140   $      --     $  8,848,942
                                                     ============    ============   ===========   ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
   Bank line of credit                               $    689,000    $       --     $      --     $    689,000
   Current portion of long-term debt                         --             6,357          --            6,357
   Accounts payable                                       562,175         192,229          --          754,404
   Accrued expenses and other current liabilities         670,207         105,626          --          775,833
                                                     ------------    ------------   -----------   ------------
      Total Current Liabilities                         1,921,382         304,212          --        2,225,594

Long-term debt                                               --             2,250          --            2,250
                                                     ------------    ------------   -----------   ------------

        Total Liabilities                               1,921,382         306,462          --        2,227,844
                                                     ------------    ------------   -----------   ------------


Shareholders' Equity
   Common stock, $.01 par value, authorized
      15,000,000 shares, issued and outstanding
      4,570,456 shares                                     45,705            --         16,829          62,534
   Common stock, $.01 par value, authorized
      12,000,000 shares, issued and outstanding
      2,404,150 shares                                       --            24,042      (24,042)            --
   Convertible preferred stock, $.01 par value,
      authorized 11,750,000 shares, issued and
      outstanding 5,070,833 shares                         50,708            --            --           50,708
   Additional paid-in capital                          10,072,683         647,786        7,213      10,727,682
   Retained earnings (accumulated deficit)             (4,797,676)        577,850          --       (4,219,826)
                                                     ------------    ------------   -----------   ------------
      Total Shareholders' Equity                        5,371,420       1,249,678          --        6,621,098
                                                     ------------    ------------   -----------   ------------
        Total Liabilities and Shareholders' Equity   $  7,292,802    $  1,556,140   $      --     $  8,848,942
                                                     ============    ============   ===========   ============

                            See accompanying notes.

                              DERMA SCIENCES, INC.

              PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)


                                        DERMA         GENETIC         PRO FORMA       COMBINED
                                      SCIENCES         LABS          ADJUSTMENTS      PRO FORMA
                                    ------------   ------------      -----------    ------------
Net sales                           $ 3,666,709    $ 1,545,408       $      --      $ 5,212,117

Cost of sales                           440,601        572,637              --        1,013,238
                                    ------------   ------------      -----------    ------------

Gross profit                          3,226,108        972,771              --        4,198,879

Operating expenses                    3,135,747        930,165              --        4,065,912
                                    ------------   ------------      -----------    ------------

Income from operations                   90,361         42,606              --          132,967

Other income (expense)                 (807,184)         2,668              --         (804,516)
                                    ------------   ------------      -----------    ------------

Income (loss) before income taxes      (716,823)        45,274              --         (671,549)

Provisions for income taxes                --           21,218              --           21,218
                                    ------------   ------------      -----------    ------------

Net income (loss)                   $  (716,823)   $    24,056       $      --      $  (692,767)
                                    ============   ============      ===========    ============

Net income (loss) per common
   share - basic and diluted              (0.16)   $      0.01       $      --      $     (0.11)
                                    ============   ============      ===========    ============

Weighted average number of common
   shares outstanding                 4,570,186      2,402,350         (720,705)      6,253,831
                                    ============   ============      ===========    ============

                            See accompanying notes.

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                          AND STATEMENTS OF OPERATIONS

A.    PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

      On September 9, 1998, Derma Sciences, Inc. ("Derma Sciences") consummated its merger (the "Merger") with Genetic Laboratories, Inc. ("Genetic Labs") pursuant to which Derma Sciences acquired Genetic Labs in exchange for approximately 1,683,000 shares of common stock, par value $.01 per share, of Derma Sciences.

      The Unaudited Pro Forma Combined Condensed Balance Sheets and Statements of Operations are intended for information purposes and are not necessarily indicative of the future combined financial position or future results of operations of the combined entity. These Unaudited Pro Forma Combined Condensed Balance Sheets and Statements of Operations should be read in conjunction with the financial statements and notes thereto included in Derma Sciences' and Genetic Labs Current Reports on Form 8-K, Annual Reports on Form 10-KSB, Interim Reports on Form 10-QSB and Registration Statement (Derma Sciences only) on Form S-4.

B. PRO FORMA ADJUSTMENTS TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS AND STATEMENTS OF OPERATIONS

Unaudited Pro Forma Combined Condensed Balance Sheet

      The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the merger of Derma Sciences and Genetic Labs under the pooling method of accounting as if the transaction had occurred on June 30, 1998. The Pro Forma adjustment to reflect the cancellation of the outstanding common stock of Genetic Labs and the issuance of new common stock for the Genetic Labs common shares by Derma Sciences is reflected under the Stockholder's equity section of the balance sheet through common stock and additional paid-in capital. The common stock of Genetic Labs was reduced by $24,042 while the common stock of Derma Sciences was increased by $16,829 and the additional paid-in capital of Derma Sciences was increased by $7,213 due to the calculation of the Exchange Ratio of 0.7 shares of Derma Sciences Common Stock for each share of Genetic Labs Common Stock outstanding.

Unaudited Pro Forma Combined Condensed Statements of Operations

      The Unaudited Pro Forma Combined Condensed Statements of Operations have been prepared assuming the merger of Derma Sciences and Genetic Labs had taken place on January 1, 1998. Pro Forma adjustments during the six months ended June 30, 1998, reflect the reduction in the weighted average number of common shares outstanding for Genetic Labs due to the exchange/conversion with Derma Sciences common shares. This reduction of shares amounted to approximately 721,000 during the period. There were no inter-corporate transactions that required elimination.